Note 8 - Cash, Cash balances at central banks and other demand deposits	6 Months Ended
Jun. 30, 2019
Cash, Cash balances at central banks and other demands deposits and Financial liabilities measured at amortized cost
Disclosure of Cash, cash balances at central banks and other demand deposits and financial liabilities measured at amortized cost.

8. Cash, cash balances at central banks and other demand deposits

The breakdown of the balance under the heading “Cash, cash balances at central banks and other demand deposits” in the accompanying consolidated balance sheets is as follows:

Cash, cash balances at central banks and other demand deposits (Millions of Euros)
	June 2019	December 2018
Cash on hand	5.544	6.346
Cash balances at central banks	29.216	43.880
Other demand deposits	9.805	7.970
Total	44.565	58.196

The change in “Cash balances at central banks” is mainly due to the decrease in Bank of Spain.